Financial and capital management	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial and capital management

Note 29	Financial and capital management
Financial management
Management’s objectives are to protect BCE and its subsidiaries on a consolidated basis against material economic exposures and variability of results from various financial risks, including credit risk, liquidity risk, foreign currency risk, interest rate risk, commodity price risk and equity price risk.
DERIVATIVES
We use derivative instruments to manage our exposure to foreign currency risk, interest rate risk, commodity price risk and changes in the price of BCE common shares.

FAIR VALUE
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Certain fair value estimates are affected by assumptions we make about the amount and timing of future cash flows and discount rates, all of which reflect varying degrees of risk. Income taxes and other expenses that may be incurred on disposition of financial instruments are not reflected in the fair values. As a result, the fair values may not be the net amounts that would be realized if these instruments were settled.
The carrying values of our cash and cash equivalents, trade and other receivables, dividends payable, trade payables and accruals, compensation payable, severance and other costs payable, interest payable, notes payable and loans secured by trade receivables approximate fair value as they are short-term. The carrying value of wireless device financing plan receivables approximates fair value given that their average remaining duration is short and the carrying value is reduced by an allowance for doubtful accounts and an allowance for revenue adjustments.
The following table provides the fair value details of other financial instruments measured at amortized cost in the statements of financial position.

					December 31, 2021		December 31, 2020

	CLASSIFICATION	FAIR VALUE METHODOLOGY	NOTE		CARRYING VALUE	FAIR VALUE	CARRYING VALUE	FAIR VALUE

CRTC deferral account obligation	Trade payables and other liabilities and other non-current liabilities	Present value of estimated future cash flows discounted using observable market interest rates	23,	28	66	67	82	86

Debt securities and other debt	Debt due within one year and long-term debt	Quoted market price of debt	24,	25	23,729	26,354	20,525	24,366

The following table provides the fair value details of financial instruments measured at fair value in the statements of financial position.

				FAIR VALUE
	CLASSIFICATION	NOTE	CARRYING VALUE	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OBSERVABLE MARKET DATA (LEVEL 2)(1)	NON-OBSERVABLE MARKET INPUTS (LEVEL 3)(2)
December 31, 2021
Publicly-traded and privately-held investments(3)	Other non-current assets	21	183	24	—	159
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		279	—	279	—
MLSE financial liability(4)	Trade payables and other liabilities	23	(149)	—	—	(149)
Other	Other non-current assets and liabilities		122	—	185	(63)
December 31, 2020
Publicly-traded and privately-held investments(3)	Other non-current assets	21	126	3	—	123
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		(51)	—	(51)	—
MLSE financial liability(4)	Trade payables and other liabilities	23	(149)	—	—	(149)
Other	Other non-current assets and liabilities		109	—	167	(58)
(1)Observable market data such as equity prices, interest rates, swap rate curves and foreign currency exchange rates.
(2)Non-observable market inputs such as discounted cash flows and earnings multiples. A reasonable change in our assumptions would not result in a significant increase (decrease) to our level 3 financial instruments.
(3)Unrealized gains and losses are recorded in Other comprehensive income from continuing operations in the statements of comprehensive income and are reclassified from Accumulated other comprehensive income to the deficit in the statements of financial position when realized.
(4)Represents BCE’s obligation to repurchase the Master Trust Fund’s 9% interest in MLSE at a price not less than an agreed minimum price, should the Master Trust Fund exercise its put option. The obligation to repurchase is marked to market each reporting period and the gain or loss is recognized in Other income (expense) in the income statements.
CREDIT RISK
We are exposed to credit risk from operating activities and certain financing activities, the maximum exposure of which is represented by the carrying amounts reported in the statements of financial position.
We are exposed to credit risk if counterparties to our trade receivables, including wireless device financing plan receivables, and derivative instruments are unable to meet their obligations. The concentration of credit risk from our customers is minimized because we have a large and diverse customer base. There was minimal credit risk relating to derivative instruments at December 31, 2021 and 2020. We deal with institutions that have investment-grade credit ratings and we expect that they will be able to meet their obligations. We regularly monitor our credit risk and credit exposure.
The following table provides the change in allowance for doubtful accounts for trade receivables, including the current portion of wireless device financing plan receivables.

	NOTE	2021	2020
Balance, January 1		(149)	(62)
Additions		(83)	(134)
Usage and reversals		96	47
Balance, December 31	11	(136)	(149)
In many instances, trade receivables are written off directly to bad debt expense if the account has not been collected after a predetermined period of time.

The following table provides further details on trade receivables, net of allowance for doubtful accounts.

AT DECEMBER 31	2021	2020
Trade receivables not past due	2,958	2,574
Trade receivables past due
Under 60 days	420	432
60 to 120 days	284	214
Over 120 days	45	45
Trade receivables, net of allowance for doubtful accounts	3,707	3,265

The following table provides the change in allowance for doubtful accounts for contract assets.

	NOTE	2021	2020
Balance, January 1		(59)	(68)
Additions		(9)	(31)
Usage and reversals		48	40
Balance, December 31		(20)	(59)
Current		(6)	(29)
Non-current		(14)	(30)
Balance, December 31	13	(20)	(59)
LIQUIDITY RISK
Our cash and cash equivalents, cash flows from operations and possible capital markets financing are expected to be sufficient to fund our operations and fulfill our obligations as they become due. Should our cash requirements exceed the above sources of cash, we would expect to cover such a shortfall by drawing on existing committed bank facilities and new ones, to the extent available.
The following table is a maturity analysis for recognized financial liabilities at December 31, 2021 for each of the next five years and thereafter.

AT DECEMBER 31, 2021	NOTE	2022	2023	2024	2025	2026	THERE- AFTER	TOTAL
Long-term debt	25	156	1,632	2,060	2,153	1,561	16,289	23,851
Notes payable	24	735	—	—	—	—	—	735
Lease liabilities (1)		1,009	833	541	439	406	1,922	5,150
Loan secured by trade receivables	24	900	—	—	—	—	—	900
Interest payable on long-term debt, notes payable and loan secured by trade receivables		918	890	825	770	718	9,068	13,189
Net payments (receipts) on cross currency interest rate swaps		11	12	(2)	12	12	314	359
MLSE financial liability	23	149	—	—	—	—	—	149
Total		3,878	3,367	3,424	3,374	2,697	27,593	44,333
(1) Includes imputed interest of $841 million.

We are also exposed to liquidity risk for financial liabilities due within one year as shown in the statements of financial position.

MARKET RISK

CURRENCY EXPOSURES
We use forward contracts, options and cross currency interest rate swaps to manage foreign currency risk related to anticipated purchases and certain foreign currency debt.
At December 31, 2021, we had entered into cross currency interest rate swaps with a total notional amount of $3,500 million in U.S. dollars ($4,511 million in Canadian dollars) to hedge the U.S. currency exposure of our U.S. Notes maturing from 2032 to 2052. See Note 25, Long-term debt, for additional details.

In the first half of 2020, we entered into foreign currency forward contracts with a notional amount of $1,453 million in U.S. dollars ($2,039 million in Canadian dollars) to hedge the foreign currency risk associated with amounts drawn under our committed credit facilities. These foreign currency forward contracts matured in Q2 2020 and a loss of $14 million was recognized in Other income (expense) in the income statements, which offsets the foreign currency gain on the repayment of drawdowns under the credit facilities.

A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the U.S. dollar would result in a loss of $7 million (loss of $20 million) recognized in net earnings from continuing operations at December 31, 2021 and a gain of $241 million (loss of $221 million) recognized in Other comprehensive income from continuing operations at December 31, 2021, with all other variables held constant.

A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the Philippine peso would result in a gain (loss) of $4 million recognized in Other comprehensive income from continuing operations at December 31, 2021, with all other variables held constant.
The following table provides further details on our outstanding foreign currency forward contracts and options as at December 31, 2021.

TYPE OF HEDGE	BUY CURRENCY	AMOUNT TO RECEIVE	SELL CURRENCY	AMOUNT TO PAY	MATURITY	HEDGED ITEM
Cash flow	USD	561	CAD	721	2022	Commercial paper
Cash flow	PHP	2,270	CAD	58	2022	Anticipated purchases
Cash flow	USD	568	CAD	723	2022	Anticipated purchases
Cash flow	USD	550	CAD	678	2023	Anticipated purchases
Cash flow - call options	USD	212	CAD	275	2022	Anticipated purchases
Cash flow - put options	USD	212	CAD	272	2022	Anticipated purchases
Economic	USD	40	CAD	50	2022	Anticipated purchases
Economic - put options	USD	99	CAD	123	2022	Anticipated purchases
Economic - call options	USD	150	CAD	178	2022	Anticipated purchases
Economic - call options	CAD	190	USD	150	2022	Anticipated purchases
Economic - put options	USD	240	CAD	290	2023	Anticipated purchases

INTEREST RATE EXPOSURES
In 2021, we entered into cross currency interest rate swaps with a notional amount of $600 million in U.S. dollars ($748 million in Canadian dollars) to hedge the interest exposure of our U.S. Notes maturing in 2024. See Note 25, Long-term debt, for additional details.
In 2021, we entered into forward starting interest rate swaps with a notional amount of $127 million to hedge the interest rate exposure on future debt issuances. In 2021, we also entered into cross currency basis rate swaps with a notional amount of $127 million to hedge economically the basis rate exposure on future debt issuances. The fair value of these cross currency basis rate swaps at December 31, 2021 was an asset of $1 million recognized in Other current assets in the statements of financial position. A gain of $1 million is recognized in Other income (expense) in the income statements.
In 2020, we entered into leveraged interest rate options to hedge economically the dividend rate resets on $582 million of our preferred shares having varying reset dates in 2021 for the periods ending in 2026. The fair value of these leveraged interest rate options at December 31, 2021 and December 31, 2020 was a net liability of $2 million and $6 million, respectively, recognized in Other current assets, Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the statements of financial position. A gain (loss) of $15 million and ($6 million) for the year ended December 31, 2021 and December 31, 2020, respectively, relating to these leveraged interest rate options is recognized in Other income (expense) in the income statements.
A 1% increase (decrease) in interest rates would result in a loss of $4 million (gain of $3 million) in net earnings from continuing operations at December 31, 2021 and a gain of $18 million (loss of $25 million) recognized in Other comprehensive income from continuing operations at December 31, 2021, with all other variables held constant.

EQUITY PRICE EXPOSURES
We use equity forward contracts on BCE’s common shares to hedge economically the cash flow exposure related to the settlement of equity settled share-based compensation plans. See Note 31, Share-based payments, for details on our share-based payment arrangements. The fair value of our equity forward contracts at December 31, 2021 and December 31, 2020 was a net asset of $130 million and a net liability of $82 million, respectively, recognized in Other current assets, Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the statements of financial position. A gain (loss) of $278 million and ($51 million) for the year ended December 31, 2021 and 2020, respectively, relating to these equity forward contracts is recognized in Other income (expense) in the income statements.
A 5% increase (decrease) in the market price of BCE’s common shares at December 31, 2021 would result in a gain (loss) of $43 million recognized in net earnings from continuing operations, with all other variables held constant.
COMMODITY PRICE EXPOSURES
In 2020, we entered into fuel swaps to hedge economically the purchase cost of fuel in 2020 and 2021. These fuel swaps have matured and a gain of $6 million and $3 million for the year ended December 31, 2021 and 2020, respectively, is recognized in Other income (expense) in the income statements.

Capital management
We have various capital policies, procedures and processes which are utilized to achieve our objectives for capital management. These include optimizing our cost of capital and maximizing shareholder return while balancing the interests of our stakeholders.
Our definition of capital includes equity attributable to BCE shareholders, debt, and cash and cash equivalents.
The key ratios that we use to monitor and manage our capital structure are a net debt leverage ratio(1) and an adjusted EBITDA to adjusted net interest expense ratio(2). In 2021 and 2020, our net debt leverage ratio target range was 2.0 to 2.5 times adjusted EBITDA and our adjusted EBITDA to adjusted net interest expense ratio target was greater than 7.5 times. At December 31, 2021, we had exceeded the limit of our internal net debt leverage ratio target range by 0.68.
We use, and believe that certain investors and analysts use, our net debt leverage ratio and adjusted EBITDA to adjusted net interest expense ratio as measures of financial leverage and health of the company.
The following table provides a summary of our key ratios.

AT DECEMBER 31	2021	2020
Net debt leverage ratio	3.18	2.93
Adjusted EBITDA to adjusted net interest expense ratio	8.77	8.32

On February 2, 2022, the board of directors of BCE approved an increase of 5.1% in the annual dividend on BCE’s common shares, from $3.50 to $3.68 per common share. In addition, the board of directors of BCE declared a quarterly dividend of $0.92 per common share payable on April 15, 2022 to the shareholders of record at March 15, 2022.
On February 3, 2021, the board of directors of BCE approved an increase of 5.1% in the annual dividend on BCE's common shares, from $3.33 to $3.50 per common share.
In Q4 2021, BCE renewed its normal course issuer bid program (NCIB) with respect to its First Preferred Shares. See Note 30, Share capital, for additional details.

(1)Our net debt leverage ratio represents net debt divided by adjusted EBITDA. We define net debt as debt due within one year plus long-term debt and 50% of preferred shares, less cash and cash equivalents, as shown in our statements of financial position. For the purposes of calculating our net debt leverage ratio, adjusted EBITDA is twelve-month trailing adjusted EBITDA.
(2)Our adjusted EBITDA to adjusted net interest expense ratio represents adjusted EBITDA divided by adjusted net interest expense. We define adjusted net interest expense as twelve-month trailing net interest expense as shown in our statements of cash flows plus 50% of twelve-month trailing net earnings attributable to preferred shareholders as shown in our income statements. For the purposes of calculating our adjusted EBITDA to adjusted net interest expense ratio, adjusted EBITDA is twelve-month trailing adjusted EBITDA.